                                                                                                          EXHIBIT (a)(1)(C)

PUBCO CORPORATION

FORM OF NOTICE OF GUARANTEED DELIVERY

This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if a shareholder’s Share certificates are not immediately available, or if time will not permit the Letter of Transmittal or other required documents to reach Pubco prior to the expiration date (as defined in the Offer). Such form may be delivered to Pubco by hand, mail, overnight delivery, telex or (for Eligible Institutions only) by facsimile transmission.

THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO PUBCO AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO PUBCO WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

BY FIRST CLASS MAIL, BY EXPRESS MAIL, BY HAND, BY OVERNIGHT DELIVERY:

PUBCO CORPORATION

ATTN: STOCKHOLDER SERVICES

3830 KELLEY AVENUE

CLEVELAND, OH 44114

FACSIMILE TRANSMISSION:

(FOR ELIGIBLE INSTITUTIONS ONLY)

(216)426-5580

CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE ONLY:

(216) 426-5565

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET

FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE

NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT

CONSTITUTE A VALID DELIVERY.

FOR INFORMATION CALL

(216)881-5300 x3206

(216)881-5300 x3200

Ladies and Gentlemen:

The undersigned hereby tenders to Pubco Corporation. (the “Company”), upon the terms and subject to the conditions set forth in its Offer to Purchase dated May 23, 2002, and the related Letter of Transmittal (which together constitute the Offer), receipt of which is hereby acknowledged, the number of Shares of Common Stock or Class B Stock of the Company, par value $0.01 per share (the “Shares”), listed below, pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase.

[    ] ODD LOTS. Check here to represent and warrant that all shares owned are being tendered by a record or beneficial owner of fewer than 100 shares, who wishes to sell all of such shares without proration.

NUMBER AND CLASS OF SHARES:

SIGN HERE:

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Certificate Numbers (if available):

Name(s) – Please Print:

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Area Code and Telephone Number:

Address:

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GUARANTEE

(Not to be used for signature guarantee)

THE UNDERSIGNED, A FINANCIAL INSTITUTION THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION SIGNATURE GUARANTEE PROGRAM OR THE NEW YORK STOCK MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM, HEREBY GUARANTEES (i) THAT THE ABOVE-NAMED PERSON(S) HAS A NET LONG POSITION IN THE SHARES BEING TENDERED WITHIN THE MEANING OF RULE 14e-4 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, (ii)

THAT SUCH TENDER OF SHARES COMPLIES WITH RULE 14e-4, AND (iii) TO DELIVER TO THE COMPANY AT ITS ADDRESS SET FORTH ABOVE CERTIFICATE(S) FOR THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, WITHIN THREE (3) BUSINESS DAYS AFTER THE EXPIRATION DATE.

Name of Firm:

 Address and Zip Code:

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Authorized Signature:

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Name:

Area Code and Telephone Number:

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Title:

Dated:

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THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES.  IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL.

DO NOT SENT SHARE CERTIFICATES WITH THIS FORM.  YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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